Exhibit 99.2

Supplemental Financial Information For the quarter and year ended December 31, 2011 February 21, 2012

Supplemental Financial Information – Unaudited February 21, 2012

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3

About Sunstone	4

Forward-Looking Statement	5

Non-GAAP Financial Measures	6

CORPORATE FINANCIAL INFORMATION	8

Condensed Consolidated Balance Sheets Q4 2011 – Q4 2010	9

Consolidated Statements of Operations Q4 & FY 2011/2010	11

Reconciliation of Net Income to EBITDA and Adjusted EBITDA Q4 & FY 2011/2010	12

Reconciliation of Net Income to FFO and Adjusted FFO Q4 & FY 2011/2010	13

Pro Forma Comparable Consolidated Statements of Operations Q4 2011 – Q1 2010	14

EARNINGS GUIDANCE FOR Q1 AND FULL YEAR 2012	15

Earnings Guidance for Q1 and Full Year 2012	16

Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted FFO FY 2012	17

CAPITALIZATION	18

Comparative Capitalization Q4 2011 – Q4 2010	19

Consolidated Debt Summary Schedule	20

Consolidated Amortization and Debt Maturity Schedule	21

PROPERTY-LEVEL DATA	22

Supplemental Financial Information – Unaudited February 21, 2012

PROPERTY-LEVEL OPERATING STATISTICS	24

Q4 2011/2010	25

FY 2011/2010	26

OPERATING STATISTICS BY BRAND & GEOGRAPHY	27

Comparable Portfolio Operating Statistics by Brand Q4 & FY 2011/2010	28

Comparable Portfolio Property-Level 2011 EBITDA Contribution by Brand	29

Comparable Portfolio Operating Statistics by Region Q4 & FY 2011/2010	30

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	31

Property-Level EBITDA Q4 2011/2010, FY 2011/2010	32

Property-Level EBITDA Margins Q4 2011/2010, FY 2011/2010	33

APPENDIX	34

Reconciliations of Pro Forma Net Income (Loss) to EBITDA, Adjusted EBITDA, FFO and Adjusted FFO	35

Property-Level EBITDA Reconciliations	43

Supplemental Financial Information – Unaudited February 21, 2012

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information – Unaudited February 21, 2012

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of December 31, 2011, has interests in 32 hotels comprised of 13,208 rooms. Sunstone’s hotels are primarily in the upper upscale segment and are generally operated under nationally recognized brands, such as Marriott, Hilton, Fairmont, Hyatt, and Sheraton.

Sunstone’s mission is to create meaningful value for our stockholders by becoming the premier hotel owner.  Our values include transparency, trust, ethical conduct, communication and discipline.  We seek to employ a balanced, cycle-appropriate corporate strategy that encompasses the following:

•                  Proactive portfolio management;

•                  Intensive asset management;

•                  Disciplined external growth; and

•                  Measured balance sheet improvement.

Corporate Headquarters
120 Vantis, Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Ken Cruse
President & Chief Executive Officer
(949) 382-3012

John Arabia
Executive Vice President of Corporate Strategy & Chief Financial Officer
(949) 382-3008

Bryan Giglia
Senior Vice President – Corporate Finance
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information – Unaudited February 21, 2012

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; national and local economic and business conditions, including the likelihood of a prolonged U.S. recession; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of February 21, 2012, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information – Unaudited February 21, 2012

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; Adjusted EBITDA (as defined below); Funds From Operations, or FFO; Adjusted FFO (as defined below); and comparable hotel EBITDA and comparable hotel EBITDA margin.

EBITDA represents net income (loss) excluding: non-controlling interests; interest expense; provision for income taxes, including income taxes applicable to sale of assets; and depreciation and amortization. In addition, we have presented Adjusted EBITDA, which excludes: amortization of deferred stock compensation; the impact of any gain or loss from asset sales; impairment charges; and any other adjustments we have identified in this presentation. We believe EBITDA and Adjusted EBITDA are useful to investors in evaluating our operating performance because these measures help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also use EBITDA and Adjusted EBITDA as measures in determining the value of hotel acquisitions and dispositions. Reconciliations of net income and pro forma net income (loss) to EBITDA and Adjusted EBITDA are set forth on pages 12, 35, 37, 39 and 41.  We believe comparable hotel EBITDA and comparable hotel EBITDA margin are also useful to investors in evaluating our property-level operating performance.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, an industry trade group. The Board of Governors of NAREIT in its March 1995 White Paper (as clarified in November 1999 and April 2002) defines FFO to mean net income (loss) (computed in accordance with GAAP), excluding non-controlling interests, gains and losses from sales of property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs) and real estate-related impairment losses, and after adjustment for unconsolidated partnerships and joint ventures. We also present Adjusted FFO, which excludes penalties, written-off deferred financing costs, non-real estate-related impairment losses and any other adjustments we have identified in this presentation. We believe that the presentation of FFO and Adjusted FFO provide useful information to investors regarding our operating performance because they are measures of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items which we believe are not indicative of the performance of our underlying hotel properties.  We believe that these items are more representative of our asset base and our acquisition and disposition activities than our ongoing operations. We also use FFO as one measure in determining our results after taking into account the impact of our capital structure.  Reconciliations of net income and pro forma net income (loss) to FFO and Adjusted FFO are set forth on pages 13, 36, 38, 40 and 42.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information – Unaudited February 21, 2012

Our 32 comparable hotels include all hotels in which the Company has interests as of December 31, 2011, plus the results of operations for the Renaissance Westchester during the period it was held in receivership prior to the Company’s reacquisition of the hotel in June 2010, as well as prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company in January 2011, the JW Marriott New Orleans acquired by the Company in February 2011, and the Hilton San Diego Bayfront acquired by the Company in April 2011.

We caution investors that amounts presented in accordance with our definitions of EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable hotel EBITDA and comparable hotel EBITDA margin may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable hotel EBITDA and comparable hotel EBITDA margin should not be considered as an alternative measure of our net income (loss), operating performance, cash flow or liquidity. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable hotel EBITDA and comparable hotel EBITDA margin may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable hotel EBITDA and comparable hotel EBITDA margin can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to GAAP measures such as net income (loss) or cash flow from operations. In addition, you should be aware that adverse economic and market conditions may harm our cash flow.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information – Unaudited February 21, 2012

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information – Unaudited February 21, 2012

Condensed Consolidated Balance Sheets
Q4 2011 – Q4 2010

(In thousands)	12/31/2011 (1)	9/30/2011 (2)	6/30/2011 (3)	3/31/2011 (4)	12/31/2010 (5)

Assets
Investment in hotel properties:
Land	$265,108	$265,108	$265,108	$266,914	$274,590
Buildings & improvements	2,639,867	2,621,142	2,601,310	2,175,430	1,964,535
Furniture, fixtures, & equipment	342,880	337,673	329,826	295,691	258,962
Other	187,591	192,249	205,253	186,548	73,899
	3,435,446	3,416,172	3,401,497	2,924,583	2,571,986
Less accumulated depreciation & amortization	(657,620)	(622,272)	(587,560)	(562,720)	(537,763)
	2,777,826	2,793,900	2,813,937	2,361,863	2,034,223

Other real estate investments:
Land	2,768	2,768	2,768	2,768	2,768
Buildings & improvements	9,481	9,397	9,297	9,297	9,297
Furniture, fixtures, & equipment	5,904	5,494	4,897	6,796	6,687
Other	250	600	787	498	304

Less accumulated depreciation	(6,544)	(6,314)	(6,109)	(7,250)	(7,044)
	11,859	11,945	11,640	12,109	12,012

Investments in unconsolidated joint ventures	-	-	-	-	246

Other assets, net	47,702	124,259	137,210	59,787	26,395

Current assets:
Cash and cash equivalents	150,533	159,974	144,728	153,214	277,976
Restricted cash	67,898	63,767	61,143	61,370	55,972
Other current assets, net	45,422	55,711	62,932	161,816	29,282

Total assets	$3,101,240	$3,209,556	$3,231,590	$2,810,159	$2,436,106

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information – Unaudited February 21, 2012

Condensed Consolidated Balance Sheets
Q4 2011 – Q4 2010 (cont.)

(In thousands)	12/31/2011 (1)	9/30/2011 (2)	6/30/2011 (3)	3/31/2011 (4)	12/31/2010 (5)

Liabilities
Current liabilities:
Current portion of notes payable	$53,935	$324,279	$292,189	$288,699	$16,486
Other current liabilities	92,846	104,116	98,571	102,071	84,762
Total current liabilities	146,781	428,395	390,760	390,770	101,248

Notes payable, less current portion	1,455,177	1,280,927	1,318,530	1,103,089	1,066,514
Exchangeable senior notes, less discount (6)	61,365	61,095	60,826	60,565	60,303
Other liabilities	12,623	12,295	10,764	9,517	8,742

Total liabilities	1,675,946	1,782,712	1,780,880	1,563,941	1,236,807

Series C cumulative convertible redeemable preferred stock	100,000	100,000	100,000	100,000	100,000

Equity
Stockholders’ equity:
8% Series A cumulative redeemable preferred stock	176,250	176,250	176,250	176,250	176,250
8% Series D cumulative redeemable preferred stock	115,000	115,000	115,000	-	-

Common stock, $0.01 par value, 500,000,000 shares authorized	1,173	1,173	1,172	1,172	1,170

Additional paid in capital	1,312,566	1,311,918	1,311,037	1,314,099	1,313,498
Retained earnings	110,580	103,091	119,613	80,928	29,593
Cumulative dividends	(445,396)	(437,959)	(430,522)	(423,212)	(418,075)
Accumulated other comprehensive loss	(4,916)	(3,137)	(3,137)	(3,137)	(3,137)
Total stockholders’ equity	1,265,257	1,266,336	1,289,413	1,146,100	1,099,299
Non-controlling interest in consolidated joint ventures	60,037	60,508	61,297	118	-

Total equity	1,325,294	1,326,844	1,350,710	1,146,218	1,099,299

Total liabilities and equity	$3,101,240	$3,209,556	$3,231,590	$2,810,159	$2,436,106

(1) As presented on Form 10-K to be filed in February 2012.
(2) As presented on Form 10-Q filed 11/09/11.
(3) As presented on Form 10-Q filed 08/09/11.
(4) As presented on Form 10-Q filed 05/06/11.
(5) As presented on Form 10-K filed 02/17/11.
(6) Face value of $62.5 million.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information – Unaudited February 21, 2012

Consolidated Statements of Operations
Q4 & FY 2011/2010

	Three Months Ended December 31,		Year Ended December 31,
(In thousands, except per share data)	2011	2010	2011	2010

Revenues
Room	$164,945	$116,910	$572,289	$418,943
Food and beverage	62,043	48,159	196,524	159,365
Other operating	18,095	11,821	65,916	46,236
Total revenues	245,083	176,890	834,729	624,544
Operating expenses
Room	41,552	30,410	144,334	107,788
Food and beverage	42,406	34,088	143,120	116,856
Other operating	7,033	6,152	26,092	23,265
Advertising and promotion	12,627	9,443	41,952	32,225
Repairs and maintenance	9,896	7,914	33,766	27,161
Utilities	8,496	6,777	31,014	24,527
Franchise costs	8,439	5,596	29,115	21,474
Property tax, ground lease and insurance	17,661	9,626	63,423	40,980
Property general and administrative	28,629	21,336	98,642	74,535
Corporate overhead	4,830	7,461	25,746	21,971
Depreciation and amortization	34,888	23,110	127,945	92,374
Impairment loss	-	-	10,862	1,943
Total operating expenses	216,457	161,913	776,011	585,099
Operating income	28,626	14,977	58,718	39,445
Equity in earnings of unconsolidated joint ventures	-	80	21	555
Interest and other income	145	121	3,118	111
Interest expense	(22,236)	(16,939)	(82,965)	(70,174)
Gain on remeasurement of equity interests	-	-	69,230	-
Income (loss) from continuing operations	6,535	(1,761)	48,122	(30,063)
Income from discontinued operations	1,053	37,433	33,177	68,605
Net income	7,588	35,672	81,299	38,542
Income from consolidated joint venture attributable to non-controlling interest	(99)	-	(312)	-
Distributions to non-controlling interest	(8)	-	(30)	-
Preferred stock dividends and accretion	(7,437)	(5,137)	(27,321)	(20,652)
Undistributed income allocated to unvested restricted stock compensation	(1)	(174)	(636)	(102)
Income available to common stockholders	$43	$30,361	$53,000	$17,788

Basic per share amounts:
Income (loss) from continuing operations available (attributable) to common stockholders	$(0.01)	$(0.07)	$0.17	$(0.51)
Income from discontinued operations	0.01	0.35	0.28	0.69
Basic income available to common stockholders per common share	$-	$0.28	$0.45	$0.18

Diluted per share amounts:
Income (loss) from continuing operations available (attributable) to common stockholders	$(0.01)	$(0.07)	$0.17	$(0.51)
Income from discontinued operations	0.01	0.35	0.28	0.69
Diluted income available to common stockholders per common share	$-	$0.28	$0.45	$0.18

Weighted average common shares outstanding:
Basic	117,265	107,266	117,206	99,709
Diluted	117,265	107,266	117,206	99,709

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information – Unaudited February 21, 2012

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

Q4 & FY 2011/2010

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands)	2011	2010	2011	2010

Net income	$7,588	$35,672	$81,299	$38,542
Operations held for investment:
Depreciation and amortization	34,888	23,110	127,945	92,374
Amortization of lease intangibles	1,036	55	4,007	281
Interest expense	20,414	16,057	75,995	64,813
Interest expense - default rate	-	-	-	884
Amortization of deferred financing fees	967	492	3,232	1,585
Write-off of deferred financing fees	21	-	21	1,585
Loan penalties and fees	-	137	-	311
Non-cash interest related to discount on Senior Notes	270	253	1,062	996
Non-cash interest related to loss on derivatives	564	-	2,655	-
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(99)	-	(312)	-
Depreciation and amortization	(1,416)	-	(4,014)	-
Interest expense	(557)	-	(1,562)	-
Amortization of deferred financing fees	(57)	-	(160)	-
Non-cash interest related to gain (loss) on derivative	1	-	(31)	-
Unconsolidated joint ventures:
Depreciation and amortization	-	12	3	52
Discontinued operations:
Depreciation and amortization	-	2,216	1,951	8,558
Interest expense	43	969	515	9,283
Interest expense - default rate	-	679	-	7,071
Amortization of deferred financing fees	1	47	10	453
Write-off of deferred financing fees	42	-	42	-
Loan penalties and fees	-	94	-	1,021
EBITDA	63,706	79,793	292,658	227,809

Operations held for investment:
Amortization of deferred stock compensation	575	1,537	2,745	3,942
Non-cash straightline lease expense	696	206	2,398	944
(Gain) loss on sale of assets	(10)	(1)	(83)	382
Gain on remeasurement of equity interests	-	-	(69,230)	-
Due diligence costs - abandoned project	-	21	-	959
Closing costs - completed acquisitions	31	-	3,403	-
Impairment loss	-	-	10,862	1,943
Lawsuit settlement costs	-	-	1,620	-
Costs associated with CEO severance	-	2,242	-	2,242
Non-controlling interests:
Non-cash straightline lease expense	(111)	-	(354)	-
Unconsolidated joint ventures:
Amortization of deferred stock compensation	-	11	2	32
Discontinued operations:
Gain on sale of assets	(946)	-	(14,912)	-
Impairment loss	-	-	1,495	-
Gain on extinguishment of debt	-	(39,015)	(18,145)	(86,235)
Closing costs - completed acquisition	-	22	-	6,796
	235	(34,977)	(80,199)	(68,995)

Adjusted EBITDA	$63,941	$44,816	$212,459	$158,814

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information – Unaudited February 21, 2012

Reconciliation of Net Income to FFO and Adjusted FFO

Q4 & FY 2011/2010

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands)	2011	2010	2011	2010

Net income	$7,588	$35,672	$81,299	$38,542
Preferred stock dividends	(7,437)	(5,137)	(27,321)	(20,652)
Operations held for investment:
Real estate depreciation and amortization	34,590	22,966	126,776	91,824
Real estate impairment loss	-	-	-	1,943
Amortization of lease intangibles	1,036	55	4,007	281
(Gain) loss on sale of assets	(10)	(1)	(83)	382
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(99)	-	(312)	-
Real estate depreciation and amortization	(1,416)	-	(4,014)	-
Discontinued operations:
Real estate depreciation and amortization	-	2,216	1,951	8,558
Gain on sale of assets	(946)	-	(14,912)	-
FFO available to common stockholders	33,306	55,771	167,391	120,878

Operations held for investment:
Interest expense - default rate	-	-	-	884
Write-off of deferred financing fees	21	-	21	1,585
Loan penalties and fees	-	137	-	311
Non-cash straightline lease expense	696	206	2,398	944
Non-cash interest related to loss on derivatives	564	-	2,655	-
Gain on remeasurement of equity interests	-	-	(69,230)	-
Due diligence costs - abandoned project	-	21	-	959
Closing costs - completed acquisitions	31	-	3,403	-
Impairment loss	-	-	10,862	-
Lawsuit settlement costs	-	-	1,620	-
Costs associated with CEO severance	-	2,242	-	2,242
Amortization of defered stock compensation associated with CEO severance	-	1,074	-	1,074
Non-controlling interests:
Non-cash straightline lease expense	(111)	-	(354)	-
Non-cash interest related to gain (loss) on derivative	1	-	(31)	-
Discontinued operations:
Interest expense - default rate	-	679	-	7,071
Write-off of deferred financing fees	42	-	42	-
Loan penalties and fees	-	94	-	1,021
Impairment loss	-	-	1,495	-
Gain on extinguishment of debt	-	(39,015)	(18,145)	(86,235)
Closing costs - completed acquisition	-	22	-	6,796
	1,244	(34,540)	(65,264)	(63,348)

Adjusted FFO available to common stockholders	$34,550	$21,231	$102,127	$57,530

FFO available to common stockholders per diluted share	$0.28	$0.52	$1.43	$1.21

Adjusted FFO available to common stockholders per diluted share	$0.29	$0.20	$0.87	$0.57

Basic weighted average shares outstanding	117,265	107,266	117,206	99,709
Shares associated with unvested restricted stock awards	-	441	84	390
Diluted weighted average shares outstanding (1)	117,265	107,707	117,290	100,099

(1) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.  On an “as-converted” basis, FFO available to common stockholders per diluted share is $0.30 and $0.51, respectively, for the three months ended December 31, 2011 and 2010, and $1.43 and $1.22, respectively, for the years ended December 31, 2011 and 2010.  On an “as-converted” basis,  Adjusted FFO available to common stockholders per diluted share is $0.31 and $0.20, respectively, for the three months ended December 31, 2011 and 2010, and $0.89 and $0.61, respectively, for the years ended December 31, 2011 and 2010.

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information – Unaudited February 21, 2012

Pro Forma Comparable Consolidated Statements of Operations
Q4 2011 – Q1 2010

	Three Months Ended (1)
(Unaudited and in thousands)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2011	2011	2011	2010	2010	2010	2010
Revenues
Room	$164,945	$150,584	$152,790	$128,120	$155,705	$138,466	$142,502	$119,228
Food and beverage	62,043	44,153	52,315	49,767	59,360	43,900	49,974	49,502
Other operating	18,095	17,597	17,213	16,142	17,424	17,304	16,721	16,158

Total revenues	245,083	212,334	222,318	194,029	232,489	199,670	209,197	184,888

Operating Expenses
Room	41,552	37,894	36,419	34,395	39,134	35,164	34,480	31,160
Food and beverage	42,406	34,882	36,979	36,443	41,979	34,509	35,882	34,874
Other expenses	92,781	83,906	80,650	80,117	87,463	80,519	81,046	76,967
Corporate overhead	4,830	6,943	6,316	7,657	7,461	4,802	5,132	4,576
Depreciation and amortization	34,888	34,176	33,576	31,650	30,545	30,481	30,666	30,993
Impairment loss	-	10,862	-	-	-	-	1,943	-

Total operating expenses	216,457	208,663	193,940	190,262	206,582	185,475	189,149	178,570

Operating Income	28,626	3,671	28,378	3,767	25,907	14,195	20,048	6,318

Interest income and other income (loss)	55	164	60	109	121	(280)	99	171
Interest expense	(22,236)	(21,792)	(21,465)	(20,480)	(20,825)	(20,468)	(20,390)	(21,919)
Gain on remeasurement of equity interests	-	-	-	69,230	-	-	-	-

Income (loss) from continuing operations	6,445	(17,957)	6,973	52,626	5,203	(6,553)	(243)	(15,430)
Income (loss) from discontinued operations	1,053	24	30,783	1,317	37,433	31,296	3,964	(4,088)

Net Income (Loss)	$7,498	$(17,933)	$37,756	$53,943	$42,636	$24,743	$3,721	$(19,518)

Adjusted EBITDA (2)	$63,658	$50,798	$62,818	$37,962	$59,951	$46,331	$53,208	$37,904

(1) Includes the Company’s ownership results and prior ownership results for the 32 comparable hotels held for investment as of December 31, 2011, as well as the acquisition of BuyEfficient and the Series D preferred stock offering all completed in 2011. Excludes interest income on the $90.0 million Royal Palm mortgage-secured purchase money loan due to the loan’s sale in October 2011.

(2) Pro Forma Adjusted EBITDA reconciliations can be found on page 35 of this supplemental package and in the Q3 2011 supplemental package provided by the Company on November 7, 2011.

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information – Unaudited February 21, 2012

EARNINGS GUIDANCE FOR Q1 AND FULL YEAR 2012

EARNINGS GUIDANCE FOR Q1 AND FULL YEAR 2012	Page 15

Supplemental Financial Information – Unaudited February 21, 2012

Earnings Guidance for Q1 and Full Year 2012

The Company is providing guidance at this time but does not undertake to make updates for any developments in its business or changes in the operating environment. Achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company has provided guidance for the first quarter and full year 2012. The Company’s guidance does not take into account any additional hotel acquisitions, dispositions or financings during 2012.

For the first quarter of 2012, the Company expects:

Metric	Quarter Ended March 31, 2012 Guidance
Comparable Hotel RevPAR	+3% - 5%
Net Loss ($ millions)	$(19) - $(17)
Adjusted EBITDA ($ millions)	$38 - $40
Adjusted FFO ($ millions)	$9 - $11
Adjusted FFO per diluted share	$0.07 - $0.09

For the full year 2012, the Company expects:

Metric	2012 FY Guidance
Comparable Hotel RevPAR	+4% - 6%
Net Income (Loss) ($ millions)	$(4) - $8
Adjusted EBITDA ($ millions)	$223 - $235
Adjusted FFO ($ millions)	$105 - $117
Adjusted FFO per diluted share	$0.90 - $1.00

Full year 2012 guidance includes the following assumptions:

•                  Capital investment of $85 to $100 million, including the $25 million renovation of the Renaissance Washington DC.

•                  Hotel revenue renovation disruption of $3 to $5 million.

•                  Corporate overhead expense (excluding stock amortization and one-time expenses related to future acquisition closing costs) of $19 to $20 million.

•                  Interest expense of approximately $83 to $85 million, including $4 million in amortization of deferred financing fees.

•                  Preferred dividends (Series A, C, and D) of approximately $30 million.

EARNINGS GUIDANCE FOR Q1 AND FULL YEAR 2012	Page 16

Supplemental Financial Information – Unaudited February 21, 2012

Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted FFO
Q1 & FY 2012

Reconciliation of Net Income (Loss) to Adjusted EBITDA

	Quarter Ended		Year Ended
	March 31, 2012		December 31, 2012
	Low	High	Low	High

Net income (loss)	$(18,650)	$(16,650)	$(3,600)	$8,400
Depreciation and amortization	35,000	35,000	140,000	140,000
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Interest expense	20,250	20,250	81,000	81,000
Amortization of deferred financing fees	1,000	1,000	4,000	4,000
Non-controlling interests	(2,500)	(2,500)	(10,000)	(10,000)
Non-cash interest related to discount on Senior Notes	275	275	1,100	1,100
Amortization of deferred stock compensation	875	875	3,500	3,500
Non-cash straightline lease expense	750	750	3,000	3,000
Adjusted EBITDA	$38,000	$40,000	$223,000	$235,000

Reconciliation of Net Income (Loss) to Adjusted FFO

Net income (loss)	$(18,650)	$(16,650)	$(3,600)	$8,400
Preferred stock dividends	(7,500)	(7,500)	(30,000)	(30,000)
Real estate depreciation and amortization	34,750	34,750	139,000	139,000
Non-controlling interests	(1,750)	(1,750)	(7,000)	(7,000)
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Non-cash straightline lease expense	750	750	3,000	3,000
Adjusted FFO available to common stockholders	$8,600	$10,600	$105,400	$117,400

Adjusted FFO available to common stockholders per diluted share	$0.07	$0.09	$0.90	$1.00

Diluted weighted average shares outstanding	117,800	117,800	117,800	117,800

EARNINGS GUIDANCE FOR Q1 AND FULL YEAR 2012	Page 17

Supplemental Financial Information – Unaudited February 21, 2012

CAPITALIZATION

CAPITALIZATION	Page 18

Supplemental Financial Information – Unaudited February 21, 2012

Comparative Capitalization

Q4 2011 – Q4 2010

(In thousands, except per share data)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

Common Share Price & Dividends
At the end of the quarter	$8.15	$5.69	$9.27	$10.19	$10.33
High during quarter ended	$8.15	$10.03	$10.50	$10.90	$10.93
Low during quarter ended	$5.07	$5.10	$8.65	$9.28	$9.33
Common dividends per share	$-	$-	$-	$-	$-

Common Shares & Units
Common shares outstanding (1)	118,672	118,672	118,334	117,941	117,619
Units outstanding	-	-	-	-	-
Total common shares and units outstanding	118,672	118,672	118,334	117,941	117,619

Capitalization
Market value of common equity	$967,177	$675,244	$1,096,956	$1,201,819	$1,215,004
Liquidation value of preferred equity - Series A	176,250	176,250	176,250	176,250	176,250
Liquidation value of preferred equity - Series C	100,000	100,000	100,000	100,000	100,000
Liquidation value of preferred equity - Series D	115,000	115,000	115,000	-	-
Consolidated debt (2)	1,567,112	1,577,706	1,673,219	1,454,288	1,145,500
Consolidated total capitalization	2,925,539	2,644,200	3,161,425	2,932,357	2,636,754

Non-controlling interest in consolidated debt	(59,452)	(59,637)	(59,820)	-	-
Pro rata total capitalization	$2,866,087	$2,584,563	$3,101,605	$2,932,357	$2,636,754

Consolidated debt to total capitalization	53.6%	59.7%	52.9%	49.6%	43.4%
Pro rata debt to pro rata total capitalization	52.6%	58.7%	52.0%	49.6%	43.4%
Consolidated debt and preferred equity to total capitalization	66.9%	74.5%	65.3%	59.0%	53.9%
Pro rata debt and preferred equity to total capitalization	66.3%	73.9%	64.6%	59.0%	53.9%

(1) Reflects shares outstanding at respective dates.

(2) Consolidated debt at 12/31/11 includes the effects of the Company’s repurchase of $4.5 million of its exchangeable senior notes in February 2012. Consolidated debt at 9/30/2011 includes the effects of the Company’s refinancing of the $270.0 million loan secured by interests in the Doubletree Guest Suites Times Square with a new $180.0 million seven-year non-recourse mortgage in October 2011.

CAPITALIZATION	Page 19

Supplemental Financial Information – Unaudited February 21, 2012

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	December 31, 2011	Subsequent	February 21, 2012		Full Year 2011	Balance At
Debt	Collateral	Spread	Date	Balance	Principal Repayments (1)	Balance		Principal Amortization (2)	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Renaissance Long Beach	4.98%	7/1/2012	$32,461	$-	$32,461		$790	$31,982
Secured Mortgage Debt	Rochester commercial laundry facility	9.88%	6/1/2013	1,528	-	1,528		946	-
Secured Mortgage Debt	Doubletree Guest Suites Minneapolis	5.34%	5/1/2015	17,183	-	17,183		435	15,508
Secured Mortgage Debt	Hilton Del Mar	5.34%	5/1/2015	24,919	-	24,919		630	22,491
Secured Mortgage Debt	Marriott Houston	5.34%	5/1/2015	22,874	-	22,874		579	20,645
Secured Mortgage Debt	Marriott Park City	5.34%	5/1/2015	14,912	-	14,912		377	13,458
Secured Mortgage Debt	Marriott Philadelphia	5.34%	5/1/2015	27,019	-	27,019		683	24,385
Secured Mortgage Debt	Marriott Troy	5.34%	5/1/2015	34,981	-	34,981		885	31,572
Secured Mortgage Debt	Marriott Tysons Corner	5.34%	5/1/2015	44,636	-	44,636		1,129	40,285
Secured Mortgage Debt	Kahler Grand	5.34%	5/1/2015	27,516	-	27,516		696	24,834
Secured Mortgage Debt	JW Marriott New Orleans	5.45%	9/1/2015	41,441	-	41,441		676	38,094
Secured Mortgage Debt	Renaissance Harborplace	5.13%	1/1/2016	98,583	-	98,583		6,411	84,919
Secured Mortgage Debt	Marriott Del Mar	5.69%	1/11/2016	47,460	-	47,460		540	44,711
Secured Mortgage Debt	Hilton North Houston	5.66%	3/11/2016	32,800	-	32,800		461	30,522
Secured Mortgage Debt	Renaissance Orlando at SeaWorld®	5.52%	7/1/2016	82,108	-	82,108		1,846	72,210
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	3/1/2017	73,892	-	73,892		1,000	65,577
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	4/11/2017	176,000	-	176,000		-	176,000
Secured Mortgage Debt	Embassy Suites La Jolla	6.60%	6/1/2019	69,558	-	69,558		378	62,179
Secured Mortgage Debt	Hilton Times Square	4.97%	11/1/2020	90,970	-	90,970		1,313	75,976
Secured Mortgage Debt	Renaissance Washington DC	5.95%	5/1/2021	130,465	-	130,465		1,838	106,580
Exchangeable Senior Notes	Guaranty	4.60%	7/15/2027	62,500	(4,500)	58,000		-	58,000
Total Fixed Rate Debt				1,153,806	(4,500)	1,149,306		21,613	1,039,928
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 3.25%	4/15/2016	237,806		237,806		1,945	223,008
Secured Mortgage Debt	Doubletree Guest Suites Times Square	L + 3.25%	10/10/2018	180,000		180,000		-	144,917
Credit Facility	Unsecured	L + 3.25% - 4.25%	11/1/2013	-		-		-	-
Total Variable Rate Debt				417,806	-	417,806		1,945	367,925

TOTAL CONSOLIDATED DEBT				$1,571,612	$(4,500)	$1,567,112		$23,558	$1,407,853

Preferred Stock
Series A cumulative redeemable preferred		8.00%	perpetual	$176,250
Series C cumulative convertible redeemable preferred		6.45%	perpetual	$100,000
Series D cumulative redeemable preferred		8.00%	perpetual	$115,000

Debt Statistics
% Fixed Rate Debt				73.4%		73.3%
% Floating Rate Debt				26.6%		26.7%
Average Interest Rate(3)				5.00%		5.00%
Weighted Average Maturity of Debt				5.8 years		5.6 years	(4)

(1) Subsequent Principal Repayments excludes principal amortization. On February 8, 2012, the Company repurchased $4.5 million of its exchangeable senior notes for a price of $4.57 million plus accrued interest of approximately $13,000. Subsequent to the repurchase, the Company has $58.0 million in outstanding exchangeable senior notes.

(2) Full year 2011 principal amortization on the mortgage debt secured by the Renaissance Harborplace includes $4.2 million which was transferred from the Company’s restricted cash account to the mortgage debt’s principal in compliance with the loan modification pursuant to the Company’s 2009 secured debt restructuring program.

(3) Average Interest Rate on variable-rate debt obligations is calculated based on the variable rates at December 31, 2011 and includes the effect of the Company’s interest rate derivative agreements.

(4) Assumes the $58.0 million in outstanding exchangeable senior notes remain outstanding to maturity.  If the exchangeable senior notes were redeemed upon the first put date of January 15, 2013, the weighted average maturity would be approximately 5.1 years.

CAPITALIZATION	Page 20

Supplemental Financial Information – Unaudited February 21, 2012

Consolidated Amortization and Debt Maturity Schedule

as of 12/31/2011 (1)

(1)  Principal Payment at Maturity for 2013 has been adjusted to include the effects of the Company's repurchase of $4.5 million of its exchangeable senior notes in February 2012.

(2)  % of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the 12/31/11 pro rata total capitalization as presented on page 19.

CAPITALIZATION	Page 21

Supplemental Financial Information – Unaudited February 21, 2012

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 22

Supplemental Financial Information – Unaudited February 21, 2012

Property-Level Data

Hotel	Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

Hilton San Diego Bayfront	California	Hilton	1,190	9.01%	75%	Leasehold	2071	2011
Renaissance Washington DC	Washington DC	Marriott	807	6.11%	100%	Fee Simple		2005
Renaissance Orlando at SeaWorld® (2)	Florida	Marriott	781	5.91%	100%	Fee Simple		2005
Kahler Grand	Minnesota	Independent	668	5.06%	100%	Fee Simple		1999
Renaissance Harborplace	Maryland	Marriott	622	4.71%	100%	Leasehold	2085	2005
Renaissance Los Angeles Airport	California	Marriott	499	3.78%	100%	Fee Simple		2007
JW Marriott New Orleans (3)	Louisiana	Marriott	496	3.76%	100%	Leasehold	2044 / 2081	2011
Hilton North Houston	Texas	Hilton	480	3.63%	100%	Fee Simple		2002
Marriott Quincy	Massachusettes	Marriott	464	3.51%	100%	Fee Simple		2007
Doubletree Guest Suites Times Square	New York	Hilton	460	3.48%	100%	Leasehold	2127	2011
Hilton Times Square	New York	Hilton	460	3.48%	100%	Leasehold	2091	2006
Fairmont Newport Beach	California	Fairmont	444	3.36%	100%	Leasehold	2082	2005
Marriott Boston Long Wharf	Massachusettes	Marriott	412	3.12%	100%	Fee Simple		2007
Hyatt Regency Newport Beach	California	Hyatt	403	3.05%	100%	Leasehold	2048	2002
Marriott Tysons Corner	Virginia	Marriott	396	3.00%	100%	Fee Simple		2002
Marriott Houston	Texas	Marriott	390	2.95%	100%	Fee Simple		2002
Renaissance Long Beach	California	Marriott	374	2.83%	100%	Fee Simple		2005
Embassy Suites Chicago	Illinois	Hilton	367	2.78%	100%	Fee Simple		2002
Marriott Troy	Michigan	Marriott	350	2.65%	100%	Fee Simple		2002
Renaissance Westchester (4)	New York	Marriott	347	2.63%	100%	Fee Simple		2010
Embassy Suites La Jolla	California	Hilton	340	2.57%	100%	Fee Simple		2006
Marriott Philadephia	Pennsylvania	Marriott	289	2.19%	100%	Fee Simple		2002
Marriott Del Mar	California	Marriott	284	2.15%	100%	Fee Simple		2006
Kahler Inn & Suites	Minnesota	Independent	271	2.05%	100%	Fee Simple		1999
Hilton Del Mar	California	Hilton	257	1.95%	100%	Fee Simple		2002
Marriott Portland	Oregon	Marriott	249	1.89%	100%	Fee Simple		2000
Doubletree Guest Suites Minneapolis	Minnesota	Hilton	229	1.73%	100%	Fee Simple		2002
Marriott Rochester	Minnesota	Marriott	203	1.54%	100%	Fee Simple		1999
Sheraton Cerritos	California	Starwood	203	1.54%	100%	Leasehold	2087	2005
Marriott Park City	Utah	Marriott	199	1.51%	100%	Fee Simple		1999
Courtyard by Marriott Los Angeles	California	Marriott	185	1.40%	100%	Leasehold	2096	1999
Residence Inn by Marriott Rochester	Minnesota	Marriott	89	0.67%	100%	Fee Simple		2004

			13,208	100%

(1) Assumes the full exercise of all lease extensions.

(2) Reflects 100% economic interest in the Renaissance Orlando at SeaWorld®.

(3) Hotel is subject to an air rights lease that expires in 2044 and a ground lease that expires in 2081.

(4) Hotel originally acquired in 2005.  Possesion and control of the hotel transferred to a receiver in December 2009, and the Company reacquired the hotel in June 2010.

PROPERTY-LEVEL DATA	Page 23

Supplemental Financial Information – Unaudited February 21, 2012

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 24

Supplemental Financial Information – Unaudited February 21, 2012

Property-Level Operating Statistics

Q4 2011/2010

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended December 31,			For the Three Months Ended December 31,			For the Three Months Ended December 31,
		2011	2010	Variance	2011	2010	Variance	2011	2010	Variance
1	Hilton San Diego Bayfront (1)	$194.89	$185.87	4.9%	73.5%	75.2%	-2.3%	$143.24	$139.77	2.5%
2	Renaissance Washington DC	210.94	216.71	-2.7%	70.7%	66.8%	5.8%	149.13	144.76	3.0%
3	Renaissance Orlando at SeaWorld ®	134.01	128.74	4.1%	66.3%	66.2%	0.2%	88.85	85.23	4.3%
4	Kahler Grand	110.84	118.29	-6.3%	52.5%	53.8%	-2.4%	58.19	63.64	-8.6%
5	Renaissance Harborplace	163.02	174.92	-6.8%	68.7%	66.8%	2.8%	111.99	116.85	-4.2%
6	Renaissance Los Angeles Airport	108.87	106.38	2.3%	77.8%	75.8%	2.6%	84.70	80.64	5.0%
7	JW Marriott New Orleans (1)	145.36	145.97	-0.4%	81.0%	76.7%	5.6%	117.74	111.96	5.2%
8	Hilton North Houston	100.81	108.60	-7.2%	69.0%	55.8%	23.7%	69.56	60.60	14.8%
9	Marriott Quincy	151.81	147.87	2.7%	71.7%	69.2%	3.6%	108.85	102.33	6.4%
10	Doubletree Guest Suites Times Square (1)	435.60	433.24	0.5%	97.9%	94.3%	3.8%	426.45	408.55	4.4%
11	Hilton Times Square	344.81	329.26	4.7%	98.0%	88.3%	11.0%	337.91	290.74	16.2%
12	Fairmont Newport Beach	134.85	118.56	13.7%	57.3%	66.1%	-13.3%	77.27	78.37	-1.4%
13	Marriott Boston Long Wharf	249.54	247.76	0.7%	82.9%	81.2%	2.1%	206.87	201.18	2.8%
14	Hyatt Regency Newport Beach	110.28	112.97	-2.4%	78.2%	73.4%	6.5%	86.24	82.92	4.0%
15	Marriott Tysons Corner	168.13	161.88	3.9%	67.2%	63.5%	5.8%	112.98	102.79	9.9%
16	Marriott Houston	93.93	94.05	-0.1%	61.3%	49.0%	25.1%	57.58	46.08	24.9%
17	Renaissance Long Beach	122.42	144.38	-15.2%	68.5%	63.8%	7.4%	83.86	92.11	-9.0%
18	Embassy Suites Chicago	192.38	183.70	4.7%	78.4%	68.1%	15.1%	150.83	125.10	20.6%
19	Marriott Troy	126.73	117.20	8.1%	68.0%	65.1%	4.5%	86.18	76.30	12.9%
20	Renaissance Westchester	127.69	145.58	-12.3%	81.9%	63.5%	29.0%	104.58	92.44	13.1%
21	Embassy Suites La Jolla	146.96	142.43	3.2%	72.7%	66.8%	8.8%	106.84	95.14	12.3%
22	Marriott Philadelphia	167.08	152.24	9.7%	69.0%	68.3%	1.0%	115.29	103.98	10.9%
23	Marriott Del Mar	136.14	131.13	3.8%	63.2%	66.4%	-4.8%	86.04	87.07	-1.2%
24	Kahler Inn & Suites	112.04	103.93	7.8%	61.0%	60.0%	1.7%	68.34	62.36	9.6%
25	Hilton Del Mar	109.43	118.66	-7.8%	60.8%	54.2%	12.2%	66.53	64.31	3.5%
26	Marriott Portland	130.40	131.35	-0.7%	79.5%	68.1%	16.7%	103.67	89.45	15.9%
27	Doubletree Guest Suites Minneapolis	122.61	106.62	15.0%	68.4%	67.7%	1.0%	83.87	72.18	16.2%
28	Marriott Rochester	205.10	217.72	-5.8%	60.9%	58.2%	4.6%	124.91	126.71	-1.4%
29	Sheraton Cerritos	104.19	106.63	-2.3%	89.3%	75.7%	18.0%	93.04	80.72	15.3%
30	Marriott Park City	130.24	125.24	4.0%	51.2%	44.8%	14.3%	66.68	56.11	18.8%
31	Courtyard by Marriott Los Angeles	123.49	116.07	6.4%	92.8%	84.5%	9.8%	114.60	98.08	16.8%
32	Residence Inn by Marriott Rochester	135.70	129.58	4.7%	71.8%	76.7%	-6.4%	97.43	99.39	-2.0%

	Total Comparable Portfolio	$171.09	$170.10	0.6%	72.1%	68.5%	5.3%	$123.36	$116.52	5.9%

(1) Includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

PROPERTY-LEVEL OPERATING STATISTICS	Page 25

Supplemental Financial Information – Unaudited February 21, 2012

Property-Level Operating Statistics

FY 2011/2010

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Years Ended December 31,			For the Years Ended December 31,			For the Years Ended December 31,
		2011	2010	Variance	2011	2010	Variance	2011	2010	Variance
1	Hilton San Diego Bayfront (1)	$195.26	$187.26	4.3%	78.9%	74.5%	5.9%	$154.06	$139.51	10.4%
2	Renaissance Washington DC	210.20	203.82	3.1%	74.0%	73.3%	1.0%	155.55	149.40	4.1%
3	Renaissance Orlando at SeaWorld ®	132.89	129.60	2.5%	69.3%	66.4%	4.4%	92.09	86.05	7.0%
4	Kahler Grand	112.14	110.60	1.4%	57.7%	56.6%	1.9%	64.70	62.60	3.4%
5	Renaissance Harborplace	168.34	170.74	-1.4%	68.8%	67.5%	1.9%	115.82	115.25	0.5%
6	Renaissance Los Angeles Airport	110.93	105.82	4.8%	80.9%	77.7%	4.1%	89.74	82.22	9.1%
7	JW Marriott New Orleans (1)	154.43	144.14	7.1%	80.1%	79.6%	0.6%	123.70	114.74	7.8%
8	Hilton North Houston	102.91	112.39	-8.4%	67.0%	61.9%	8.2%	68.95	69.57	-0.9%
9	Marriott Quincy	148.26	141.76	4.6%	68.2%	68.8%	-0.9%	101.11	97.53	3.7%
10	Doubletree Guest Suites Times Square (1)	345.93	323.17	7.0%	96.6%	93.5%	3.3%	334.17	302.16	10.6%
11	Hilton Times Square	296.11	282.50	4.8%	94.0%	88.0%	6.8%	278.34	248.60	12.0%
12	Fairmont Newport Beach	132.63	120.76	9.8%	72.4%	74.8%	-3.2%	96.02	90.33	6.3%
13	Marriott Boston Long Wharf	244.71	236.92	3.3%	83.3%	83.5%	-0.2%	203.84	197.83	3.0%
14	Hyatt Regency Newport Beach	126.16	118.92	6.1%	84.4%	82.6%	2.2%	106.48	98.23	8.4%
15	Marriott Tysons Corner	167.92	161.74	3.8%	67.4%	67.6%	-0.3%	113.18	109.34	3.5%
16	Marriott Houston	92.93	97.17	-4.4%	66.2%	55.3%	19.7%	61.52	53.74	14.5%
17	Renaissance Long Beach	132.34	141.33	-6.4%	73.8%	66.2%	11.5%	97.67	93.56	4.4%
18	Embassy Suites Chicago	184.67	176.51	4.6%	79.1%	72.5%	9.1%	146.07	127.97	14.1%
19	Marriott Troy	125.03	116.07	7.7%	67.1%	66.3%	1.2%	83.90	76.95	9.0%
20	Renaissance Westchester (1)	136.41	140.36	-2.8%	71.3%	63.4%	12.5%	97.26	88.99	9.3%
21	Embassy Suites La Jolla	154.57	153.96	0.4%	79.1%	74.6%	6.0%	122.26	114.85	6.5%
22	Marriott Philadelphia	162.87	148.27	9.8%	68.3%	68.6%	-0.4%	111.24	101.71	9.4%
23	Marriott Del Mar	139.39	135.11	3.2%	70.3%	70.1%	0.3%	97.99	94.71	3.5%
24	Kahler Inn & Suites	108.43	102.13	6.2%	62.6%	62.5%	0.2%	67.88	63.83	6.3%
25	Hilton Del Mar	123.20	125.28	-1.7%	70.5%	65.7%	7.3%	86.86	82.31	5.5%
26	Marriott Portland	134.44	127.58	5.4%	80.5%	77.7%	3.6%	108.22	99.13	9.2%
27	Doubletree Guest Suites Minneapolis	119.75	105.36	13.7%	70.0%	70.4%	-0.6%	83.83	74.17	13.0%
28	Marriott Rochester	205.31	204.61	0.3%	60.4%	63.2%	-4.4%	124.01	129.31	-4.1%
29	Sheraton Cerritos	109.83	108.05	1.6%	84.0%	76.7%	9.5%	92.26	82.87	11.3%
30	Marriott Park City	143.63	138.02	4.1%	63.1%	59.1%	6.8%	90.63	81.57	11.1%
31	Courtyard by Marriott Los Angeles	130.09	116.53	11.6%	87.2%	89.7%	-2.8%	113.44	104.53	8.5%
32	Residence Inn by Marriott Rochester	134.05	126.69	5.8%	79.5%	78.0%	1.9%	106.57	98.82	7.8%

	Total Comparable Portfolio	$166.77	$161.15	3.5%	74.3%	71.7%	3.6%	$123.91	$115.54	7.2%

(1)  Includes prior operating results for the Renaissance Westchester during the period it was held in receivership before its reaquisition by the Company on June 14, 2010, as well as prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

PROPERTY-LEVEL OPERATING STATISTICS	Page 26

Supplemental Financial Information – Unaudited February 21, 2012

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 27

Supplemental Financial Information – Unaudited February 21, 2012

Comparable Portfolio Operating Statistics by Brand
Q4 & FY 2011/2010

		FY11			FY10
		Q-T-D(Dec)			Q-T-D(Dec)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	19	71.4%	$154.06	$110.00	67.5%	$155.64	$105.06	4.7%
Hilton (2)	8	78.1%	231.32	180.66	73.3%	226.55	166.06	8.8%
Hyatt	1	78.2%	110.28	86.24	73.4%	112.97	82.92	4.0%
Other (3)	2	67.3%	122.09	82.17	69.1%	114.46	79.09	3.9%
Independent	2	54.9%	111.23	61.07	55.6%	113.82	63.28	-3.5%

Total Comparable Portfolio	32	72.1%	$171.09	$123.36	68.5%	$170.10	$116.52	5.9%

		FY11			FY10
		Y-T-D(Dec)			Y-T-D(Dec)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (4)	19	72.5%	$155.08	$112.43	70.3%	$151.59	$106.57	5.5%
Hilton (2)	8	80.3%	208.97	167.80	75.8%	201.14	152.46	10.1%
Hyatt	1	84.4%	126.16	106.48	82.6%	118.92	98.23	8.4%
Other (3)	2	76.0%	124.73	94.79	75.4%	116.71	88.00	7.7%
Independent	2	59.1%	111.01	65.61	58.3%	107.98	62.95	4.2%

Total Comparable Portfolio	32	74.3%	$166.77	$123.91	71.7%	$161.15	$115.54	7.2%

(1)  Includes prior ownership results for the  JW Marriott New Orleans acquired by the Company on February 15, 2011.

(2)  Includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(3)  Includes Fairmont and Sheraton.

(4)  Includes prior operating results for the Renaissance Westchester during the period it was held in receivership before its reaquisition by the Company on June 14, 2010, as well as prior ownership results for the JW Marriott New Orleans acquired by the Company on February 15, 2011.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 28

Supplemental Financial Information – Unaudited February 21, 2012

Comparable Portfolio Property-Level 2011 EBITDA Contribution
by Brand

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 29

Supplemental Financial Information – Unaudited February 21, 2012

Comparable Portfolio Operating Statistics by Region
Q4 & FY 2011/2010

		FY11			FY10
		Q-T-D(Dec)			Q-T-D(Dec)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	10	72.3%	$141.22	$102.10	70.9%	$139.79	$99.11	3.0%
Other West	4	66.0%	109.10	72.01	54.5%	112.17	61.13	17.8%
Midwest	7	63.8%	141.00	89.96	61.7%	135.85	83.82	7.3%
East (2)	11	76.0%	209.91	159.53	72.0%	209.25	150.66	5.9%

Total Comparable Portfolio	32	72.1%	$171.09	$123.36	68.5%	$170.10	$116.52	5.9%

		FY11			FY10
		Y-T-D(Dec)			Y-T-D(Dec)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	10	78.0%	$147.68	$115.19	74.9%	$142.23	$106.53	8.1%
Other West	4	68.7%	112.69	77.42	62.5%	115.63	72.27	7.1%
Midwest	7	65.9%	138.41	91.21	64.5%	131.76	84.99	7.3%
East (3)	11	76.1%	202.89	154.40	74.3%	194.78	144.72	6.7%

Total Comparable Portfolio	32	74.3%	$166.77	$123.91	71.7%	$161.15	$115.54	7.2%

(1)	Includes prior ownership results for the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(2)	Includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, and the JW Marriott New Orleans acquired by the Company on February 15, 2011.

(3)

Includes prior operating results for the Renaissance Westchester during the period it was held in receivership before its reaquisition by the Company on June 14, 2010, as well as prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, and the JW Marriott New Orleans acquired by the Company on February 15, 2011.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 30

Supplemental Financial Information – Unaudited February 21, 2012

PROPERTY-LEVEL EBITDA & EBITDA MARGINS

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 31

Supplemental Financial Information – Unaudited February 21, 2012

Property-Level EBITDA

Q4 2011/2010, FY 2011/2010

	Hotels sorted by number of rooms	For the Three Months Ended December 31,			For the Year Ended December 31,

	(In thousands)	2011	2010		2011	2010
		Hotel EBITDA (2)	Hotel EBITDA (2)	% Change	Hotel EBITDA (2)	Hotel EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1)	$8,966	$8,746	3%	$37,491	$34,340	9%
2	Renaissance Washington DC	6,824	6,508	5%	21,648	19,418	11%
3	Renaissance Orlando at SeaWorld ®	3,482	3,349	4%	12,085	12,358	-2%
4	Kahler Grand	1,572	1,383	14%	7,085	5,797	22%
5	Renaissance Harborplace	3,577	4,459	-20%	10,800	11,482	-6%
6	Renaissance Los Angeles Airport	1,046	659	59%	3,660	2,403	52%
7	JW Marriott New Orleans	2,589	2,293	13%	8,618	7,337	17%
8	Hilton North Houston	804	890	-10%	3,282	4,050	-19%
9	Marriott Quincy	2,320	2,124	9%	5,989	5,473	9%
10	Doubletree Guest Suites Times Square (1)	8,975	8,622	4%	22,939	19,479	18%
11	Hilton Times Square	6,109	4,870	25%	15,247	12,902	18%
12	Fairmont Newport Beach	427	520	-18%	4,023	3,652	10%
13	Marriott Boston Long Wharf	4,364	3,831	14%	13,012	13,540	-4%
14	Hyatt Regency Newport Beach	687	335	105%	5,152	4,518	14%
15	Marriott Tysons Corner	2,362	2,011	17%	7,052	6,522	8%
16	Marriott Houston	253	142	78%	1,701	1,310	30%
17	Renaissance Long Beach	1,159	1,441	-20%	4,556	4,366	4%
18	Embassy Suites Chicago	1,429	3,190	-55%	8,127	7,503	8%
19	Marriott Troy	1,380	1,057	31%	3,506	2,712	29%
20	Renaissance Westchester	771	787	-2%	1,801	1,960	-8%
21	Embassy Suites La Jolla	1,592	1,164	37%	7,481	6,761	11%
22	Marriott Philadelphia	1,566	1,267	24%	4,242	3,442	23%
23	Marriott Del Mar	947	780	21%	3,408	2,872	19%
24	Kahler Inn & Suites	746	551	35%	2,816	2,397	17%
25	Hilton Del Mar	415	223	86%	2,822	2,341	21%
26	Marriott Portland	1,104	810	36%	4,655	3,709	26%
27	Doubletree Guest Suites Minneapolis	649	447	45%	2,547	2,065	23%
28	Marriott Rochester	1,045	868	20%	3,928	3,919	0%
29	Sheraton Cerritos	756	684	11%	2,369	2,218	7%
30	Marriott Park City	122	(69)	-277%	2,055	1,574	31%
31	Courtyard by Marriott Los Angeles	462	418	11%	2,181	2,058	6%
32	Residence Inn by Marriott Rochester	379	370	2%	1,667	1,513	10%

	Total Comparable Portfolio	$68,879	$64,730	6%	$237,945	$215,991	10%

	(1) Reflects 100% ownership.
	(2) Reconciliations to Net Income (Loss) provided on pages 43 through 47.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 32

Supplemental Financial Information – Unaudited February 21, 2012

Property-Level EBITDA Margins

Q4 2011/2010, FY 2011/2010

	Hotels sorted by number of rooms	For the Three Months Ended December 31,				For the Year Ended December 31,
		2011	2010			2011	2010
		Hotel EBITDA	Hotel EBITDA	Change in		Hotel EBITDA	Hotel EBITDA	Change in
		Margin	Margin	bps		Margin	Margin	bps
1	Hilton San Diego Bayfront (1)	32.5%	33.5%	(100)	bps	33.4%	34.2%	(80)	bps
2	Renaissance Washington DC	31.1%	30.9%	20	bps	30.3%	28.8%	150	bps
3	Renaissance Orlando at SeaWorld ®	24.5%	24.1%	40	bps	25.0%	25.9%	(90)	bps
4	Kahler Grand	29.3%	23.6%	570	bps	30.1%	25.3%	480	bps
5	Renaissance Harborplace	28.3%	32.8%	(450)	bps	26.6%	27.6%	(100)	bps
6	Renaissance Los Angeles Airport	15.9%	10.6%	530	bps	16.4%	11.9%	450	bps
7	JW Marriott New Orleans	28.1%	27.0%	110	bps	29.0%	26.2%	280	bps
8	Hilton North Houston	15.2%	20.2%	(500)	bps	16.9%	19.7%	(280)	bps
9	Marriott Quincy	26.8%	25.3%	150	bps	23.3%	21.8%	150	bps
10	Doubletree Guest Suites Times Square (1)	43.7%	43.6%	10	bps	34.8%	32.4%	240	bps
11	Hilton Times Square	39.1%	35.5%	360	bps	29.4%	27.6%	180	bps
12	Fairmont Newport Beach	8.0%	9.8%	(180)	bps	16.6%	15.7%	90	bps
13	Marriott Boston Long Wharf	33.0%	30.1%	290	bps	31.4%	32.4%	(100)	bps
14	Hyatt Regency Newport Beach	11.4%	5.9%	550	bps	17.8%	16.5%	130	bps
15	Marriott Tysons Corner	33.1%	30.9%	220	bps	31.5%	30.8%	70	bps
16	Marriott Houston	8.3%	5.6%	270	bps	13.6%	11.5%	210	bps
17	Renaissance Long Beach	21.2%	25.3%	(410)	bps	23.6%	23.7%	(10)	bps
18	Embassy Suites Chicago	24.5%	64.0%	(3,950)	bps	35.5%	37.1%	(160)	bps
19	Marriott Troy	25.1%	21.7%	340	bps	21.6%	17.6%	400	bps
20	Renaissance Westchester	12.6%	13.6%	(100)	bps	9.5%	10.7%	(120)	bps
21	Embassy Suites La Jolla	39.3%	32.2%	710	bps	41.3%	39.7%	160	bps
22	Marriott Philadelphia	26.0%	23.2%	280	bps	22.9%	20.2%	270	bps
23	Marriott Del Mar	19.3%	16.3%	300	bps	20.2%	17.9%	230	bps
24	Kahler Inn & Suites	40.1%	32.3%	780	bps	38.5%	34.7%	380	bps
25	Hilton Del Mar	16.7%	9.4%	730	bps	23.5%	20.3%	320	bps
26	Marriott Portland	37.0%	30.8%	620	bps	38.3%	32.7%	560	bps
27	Doubletree Guest Suites Minneapolis	31.3%	23.8%	750	bps	30.4%	27.0%	340	bps
28	Marriott Rochester	33.9%	28.3%	560	bps	33.1%	31.3%	180	bps
29	Sheraton Cerritos	27.3%	24.7%	260	bps	22.7%	21.6%	110	bps
30	Marriott Park City	7.3%	-5.0%	1,230	bps	22.3%	18.8%	350	bps
31	Courtyard by Marriott Los Angeles	20.0%	21.0%	(100)	bps	24.5%	24.5%	-	bps
32	Residence Inn by Marriott Rochester	44.4%	42.0%	240	bps	44.8%	43.8%	100	bps

	Total Comparable Portfolio	28.7%	28.4%	30	bps	27.8%	26.7%	110	bps

	Total Adjusted Comparable Portfolio (2)	28.7%	27.8%	90	bps	27.8%	26.5%	130	bps

	(1) Reflects 100% ownership.

(2)  Reflects sum of prior period tax adjustments of zero and $1.4 million for the three months ended December 31, 2011 and 2010, respectively, and $0.6 million and $1.4 million for the years ended December 31, 2011 and 2010, respectively.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 33

Supplemental Financial Information – Unaudited February 21, 2012

APPENDIX

APPENDIX	Page 34

Supplemental Financial Information – Unaudited February 21, 2012

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA

Q4 2011

	Three Months Ended December 31, 2011
			Disposition:
		Discontinued	Royal Palm	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Note Receivable (3)	Forma (4)

Net income	$7,588	$(1,053)	$(90)	$6,445
Operations held for investment:
Depreciation and amortization	34,888	-	-	34,888
Amortization of lease intangibles	1,036	-	-	1,036
Interest expense	20,414	-	-	20,414
Amortization of deferred financing fees	967	-	-	967
Write-off of deferred financing fees	21	-	-	21
Non-cash interest related to discount on Senior Notes	270	-	-	270
Non-cash interest related to loss on derivatives	564	-	-	564
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(99)	-	-	(99)
Depreciation and amortization	(1,416)	-	-	(1,416)
Interest expense	(557)	-	-	(557)
Amortization of deferred financing fees	(57)	-	-	(57)
Non-cash interest related to gain on derivative	1	-	-	1
Discontinued operations:
Interest expense	43	(43)	-	-
Amortization of deferred financing fees	1	(1)	-	-
Write-off of deferred financing fees	42	(42)	-	-
EBITDA	63,706	(1,139)	(90)	62,477

Operations held for investment:
Amortization of deferred stock compensation	575	-	-	575
Non-cash straightline lease expense	696	-	-	696
Gain on sale of assets	(10)	-	-	(10)
Closing costs - completed acquisitions	31	-	-	31
Non-controlling interests:
Non-cash straightline lease expense	(111)	-	-	(111)
Discontinued operations:
Gain on sale of assets	(946)	946	-	-
	235	946	-	1,181

Adjusted EBITDA	$63,941	$(193)	$(90)	$63,658

*Footnotes on following page

APPENDIX	Page 35

Supplemental Financial Information – Unaudited February 21, 2012

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO
Q4 2011

	Three Months Ended December 31, 2011
			Disposition:
		Discontinued	Royal Palm	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Note Receivable (3)	Forma (4)

Net income	$7,588	$(1,053)	$(90)	$6,445
Preferred stock dividends	(7,437)	-	-	(7,437)
Operations held for investment:
Real estate depreciation and amortization	34,590	-	-	34,590
Amortization of lease intangibles	1,036	-	-	1,036
Gain on sale of assets	(10)	-	-	(10)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(99)	-	-	(99)
Real estate depreciation and amortization	(1,416)	-	-	(1,416)
Discontinued operations:
Gain on sale of assets	(946)	946	-	-
FFO available to common stockholders	33,306	(107)	(90)	33,109

Operations held for investment:
Write-off of deferred financing fees	21	-	-	21
Non-cash straightline lease expense	696	-	-	696
Non-cash interest related to loss on derivatives	564	-	-	564
Closing costs - completed acquisitions	31	-	-	31
Non-controlling interests:
Non-cash straightline lease expense	(111)	-	-	(111)
Non-cash interest related to gain on derivative	1	-	-	1
Discontinued operations:
Write-off of deferred financing fees	42	(42)	-	-
	1,244	(42)	-	1,202

Adjusted FFO available to common stockholders	$34,550	$(149)	$(90)	$34,311

FFO available to common stockholders per diluted share	$0.28			$0.28

Adjusted FFO available to common stockholders per diluted share	$0.29			$0.29

Basic weighted average shares outstanding	117,265			117,265
Shares associated with unvested restricted stock awards	-			-
Diluted weighted average shares outstanding (5)	117,265			117,265

(1) Actual represents the Company’s ownership results for the 32 hotels in which the Company has interests as of December 31, 2011.

(2) Discontinued Operations  represents the Company’s ownership results for the Eugene Valley River Inn which was sold in October 2011.

(3) Disposition: Royal Palm Note Receivable represents interest income on the $90.0 million mortgage-secured purchase money loan which was sold in October 2011.

(4) Pro Forma represents the Company’s ownership results for the 32 comparable hotels held for investment as of December 31, 2011.

(5) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 36

Supplemental Financial Information – Unaudited February 21, 2012

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA

FY 2011

	Year Ended December 31, 2011
			Disposition:	Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:
		Discontinued	Royal Palm	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Note Receivable (3)	Suites Time Square (4)	LLC (5)	New Orleans (6)	Diego Bayfront (7)	Series D (8)	Forma (9)

Net income	$81,299	$(33,177)	$(2,730)	$(458)	$(7)	$174	$2,986	$-	$48,087
Operations held for investment:
Depreciation and amortization	127,945	-	-	261	37	262	5,785	-	134,290
Amortization of lease intangibles	4,007	-	-	140	-	-	-	-	4,147
Interest expense	75,995	-	-	138	-	287	2,320	-	78,740
Amortization of deferred financing fees	3,232	-	-	-	-	-	263	-	3,495
Write-off of deferred financing fees	21	-	-	-	-	-	-	-	21
Non-cash interest related to discount on Senior Notes	1,062	-	-	-	-	-	-	-	1,062
Non-cash interest related to loss on derivatives	2,655	-	-	-	-	-	-	-	2,655
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(312)	-	-	-	-	-	(739)	-	(1,051)
Depreciation and amortization	(4,014)	-	-	-	-	-	(1,446)	-	(5,460)
Interest expense	(1,562)	-	-	-	-	-	(581)	-	(2,143)
Amortization of deferred financing fees	(160)	-	-	-	-	-	(66)	-	(226)
Non-cash interest related to loss on derivative	(31)	-	-	-	-	-	-	-	(31)
Unconsolidated joint ventures:
Depreciation and amortization	3	-	-	-	(3)	-	-	-	-
Discontinued operations:
Depreciation and amortization	1,951	(1,951)	-	-	-	-	-	-	-
Interest expense	515	(515)	-	-	-	-	-	-	-
Amortization of deferred financing fees	10	(10)	-	-	-	-	-	-	-
Write-off of deferred financing fees	42	(42)	-	-	-	-	-	-	-
EBITDA	292,658	(35,695)	(2,730)	81	27	723	8,522	-	263,586

Operations held for investment:
Amortization of deferred stock compensation	2,745	-	-	-	2	-	-	-	2,747
Non-cash straightline lease expense	2,398	-	-	5	-	1	380	-	2,784
Gain on sale of assets	(83)	-	-	-	-	-	-	-	(83)
Gain on remeasurement of equity interests	(69,230)	-	-	-	-	-	-	-	(69,230)
Closing costs - completed acquisitions	3,403	-	-	-	-	-	-	-	3,403
Impairment loss	10,862	-	-	-	-	-	-	-	10,862
Lawsuit settlement costs	1,620	-	-	-	-	-	-	-	1,620
Non-controlling interests:
Non-cash straightline lease expense	(354)	-	-	-	-	-	(99)	-	(453)
Unconsolidated joint ventures:
Amortization of deferred stock compensation	2	-	-	-	(2)	-	-	-	-
Discontinued operations:
Gain on sale of assets	(14,912)	14,912	-	-	-	-	-	-	-
Impairment loss	1,495	(1,495)	-	-	-	-	-	-	-
Gain on extinguishment of debt	(18,145)	18,145	-	-	-	-	-	-	-
	(80,199)	31,562	-	5	-	1	281	-	(48,350)

Adjusted EBITDA	$212,459	$(4,133)	$(2,730)	$86	$27	$724	$8,803	$-	$215,236

*Footnotes on following page

APPENDIX	Page 37

Supplemental Financial Information – Unaudited February 21, 2012

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO
FY 2011

	Year Ended December 31, 2011
			Disposition:	Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:
		Discontinued	Royal Palm	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Note Receivable (3)	Suites Time Square (4)	LLC (5)	New Orleans (6)	Diego Bayfront (7)	Series D (8)	Forma (9)

Net income	$81,299	$(33,177)	$(2,730)	$(458)	$(7)	$174	$2,986	$-	$48,087
Preferred stock dividends	(27,321)	-	-	-	-	-	-	(2,428)	(29,749)
Operations held for investment:
Real estate depreciation and amortization	126,776	-	-	261	-	262	5,785	-	133,084
Amortization of lease intangibles	4,007	-	-	140	-	-	-	-	4,147
Gain on sale of assets	(83)	-	-	-	-	-	-	-	(83)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(312)	-	-	-	-	-	(739)	-	(1,051)
Real estate depreciation and amortization	(4,014)	-	-	-	-	-	(1,446)	-	(5,460)
Discontinued operations:
Real estate depreciation and amortization	1,951	(1,951)	-	-	-	-	-	-	-
Gain on sale of assets	(14,912)	14,912	-	-	-	-	-	-	-
FFO available to common stockholders	167,391	(20,216)	(2,730)	(57)	(7)	436	6,586	(2,428)	148,975

Operations held for investment:
Write-off of deferred financing fees	21	-	-	-	-	-	-	-	21
Non-cash straightline lease expense	2,398	-	-	5	-	1	380	-	2,784
Non-cash interest related to loss on derivatives	2,655	-	-	-	-	-	-	-	2,655
Gain on remeasurement of equity interests	(69,230)	-	-	-	-	-	-	-	(69,230)
Closing costs - completed acquisitions	3,403	-	-	-	-	-	-	-	3,403
Impairment loss	10,862	-	-	-	-	-	-	-	10,862
Lawsuit settlement costs	1,620	-	-	-	-	-	-	-	1,620
Non-controlling interests:
Non-cash straightline lease expense	(354)	-	-	-	-	-	(99)	-	(453)
Non-cash interest related to loss on derivative	(31)	-	-	-	-	-	-	-	(31)
Discontinued operations:
Write-off of deferred financing fees	42	(42)	-	-	-	-	-	-	-
Impairment loss	1,495	(1,495)	-	-	-	-	-	-	-
Gain on extinguishment of debt	(18,145)	18,145	-	-	-	-	-	-	-
	(65,264)	16,608	-	5	-	1	281	-	(48,369)

Adjusted FFO available to common stockholders	$102,127	$(3,608)	$(2,730)	$(52)	$(7)	$437	$6,867	$(2,428)	$100,606

FFO available to common stockholders per diluted share	$1.43								$1.27

Adjusted FFO available to common stockholders per diluted share	$0.87								$0.86

Basic weighted average shares outstanding	117,206								117,206
Shares associated with unvested restricted stock awards	84								84
Diluted weighted average shares outstanding (10)	117,290								117,290

(1) Actual represents the Company’s ownership results for the 32 hotels in which the Company has interests as of December 31, 2011.

(2) Discontinued Operations  represents the Company’s ownership results for the Royal Palm Miami Beach that was sold in Q2 2011, the Salt Lake City commercial laundry facility that was sold in Q3 2011, and the Eugene Valley River Inn that was sold in Q4 2011.

(3) Disposition: Royal Palm Note Receivable represents interest income on the $90.0 million mortgage-secured purchase money loan which was sold in October 2011.

(4) Acquisition: Doubletree Guest Suites Times Square represents prior ownership results for the joint venture which was acquired by the Company on January 14, 2011, adjusted for the Company’s pro forma interest and depreciation expense along with non-cash straighline lease expense.

(5) Acquisition: BuyEfficient, LLC represents prior ownership results for the joint venture which was acquired by the Company on January 21, 2011, adjusted for the Company’s pro forma depreciation expense.

(6) Acquisition: JW Marriott New Orleans represents prior ownership results for the hotel which was acquired by the Company on February 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense along with non-cash straightline lease expense.

(7) Acquisition: Hilton San Diego Bayfront represents prior ownership results for the hotel which was acquired by the Company on April 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense plus non-cash straighline lease expense, along with its 25% non-controlling interest.

(8) Equity Offering: Preferred Stock Series D represents the dividends paid on the 4,600,000 8% cumulative redeemable preferred shares issued on April 6, 2011 .

(9) Pro Forma represents the Company’s ownership results and prior ownership results for the 32 comparable hotels held for investment as of December 31, 2011, as well as the effects of the Equity Offering completed in April 2011.

(10) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 38

Supplemental Financial Information – Unaudited February 21, 2012

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA
Q4 2010

	Three Months Ended December 31, 2010
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:
		Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Pro
(Unaudited and in thousands except per share amounts)	Actual (1)	Operations (2)	Suites Times Square (3)	LLC (4)	New Orleans (5)	Diego Bayfront (6)	Series D (7)	Forma (8)

Net income	$35,672	$(37,433)	$4,738	$(54)	$1,185	$1,095	$-	$5,203
Operations held for investment:
Depreciation and amortization	23,110	-	1,869	174	525	4,867	-	30,545
Amortization of lease intangibles	55	-	1,007	-	-	-	-	1,062
Interest expense	16,057	-	970	-	581	2,110	-	19,718
Amortization of deferred financing fees	492	-	-	-	-	225	-	717
Loan penalties and fees	137	-	-	-	-	-	-	137
Non-cash interest related to discount on Senior Notes	253	-	-	-	-	-	-	253
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	(274)	-	(274)
Depreciation and amortization	-	-	-	-	-	(1,217)	-	(1,217)
Interest expense	-	-	-	-	-	(528)	-	(528)
Amortization of deferred financing fees	-	-	-	-	-	(57)	-	(57)
Unconsolidated joint ventures:
Depreciation and amortization	12	-	-	(12)	-	-	-	-
Discontinued operations:
Depreciation and amortization	2,216	(2,216)	-	-	-	-	-	-
Interest expense	969	(969)	-	-	-	-	-	-
Interest expense - default rate	679	(679)	-	-	-	-	-	-
Amortization of deferred financing fees	47	(47)	-	-	-	-	-	-
Loan penalties and fees	94	(94)	-	-	-	-	-	-
EBITDA	79,793	(41,438)	8,584	108	2,291	6,221	-	55,559

Operations held for investment:
Amortization of deferred stock compensation	1,537	-	-	11	-	-	-	1,548
Non-cash straightline lease expense	206	-	38	-	2	449	-	695
Gain on sale of assets	(1)	-	-	-	-	-	-	(1)
Due diligence costs - abandoned project	21	-	-	-	-	-	-	21
Costs associated with CEO severance	2,242	-	-	-	-	-	-	2,242
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	(113)	-	(113)
Unconsolidated joint ventures:
Amortization of deferred stock compensation	11	-	-	(11)	-	-	-	-
Discontinued operations:
Gain on extinguishment of debt	(39,015)	39,015	-	-	-	-	-	-
Closing costs - completed acquisitions	22	(22)	-	-	-	-	-	-
	(34,977)	38,993	38	-	2	336	-	4,392

Adjusted EBITDA	$44,816	$(2,445)	$8,622	$108	$2,293	$6,557	$-	$59,951

*Footnotes on following page

APPENDIX	Page 39

Supplemental Financial Information – Unaudited February 21, 2012

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO

Q4 2010

	Three Months Ended December 31, 2010
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:
		Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Pro
(Unaudited and in thousands except per share amounts)	Actual (1)	Operations (2)	Suites Times Square (3)	LLC (4)	New Orleans (5)	Diego Bayfront (6)	Series D (7)	Forma (8)

Net income	$35,672	$(37,433)	$4,738	$(54)	$1,185	$1,095	$-	$5,203
Preferred stock dividends	(5,137)	-	-	-	-	-	(2,300)	(7,437)
Operations held for investment:
Real estate depreciation and amortization	22,966	-	1,869	-	525	4,867	-	30,227
Amortization of lease intangibles	55	-	1,007	-	-	-	-	1,062
Gain on sale of assets	(1)	-	-	-	-	-	-	(1)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	(274)	-	(274)
Real estate depreciation and amortization	-	-	-	-	-	(1,217)	-	(1,217)
Discontinued operations:
Real estate depreciation and amortization	2,216	(2,216)	-	-	-	-	-	-
FFO available to common stockholders	55,771	(39,649)	7,614	(54)	1,710	4,471	(2,300)	27,563

Operations held for investment:
Loan penalties and fees	137	-	-	-	-	-	-	137
Non-cash straightline lease expense	206	-	38	-	2	449	-	695
Due diligence costs - abandoned project	21	-	-	-	-	-	-	21
Costs associated with CEO severance	2,242	-	-	-	-	-	-	2,242
Amortization of deferred stock compensation associated with CEO severance	1,074	-	-	-	-	-	-	1,074
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	(113)	-	(113)
Discontinued operations:
Interest expense - default rate	679	(679)	-	-	-	-	-	-
Loan penalties and fees	94	(94)	-	-	-	-	-	-
Gain on extinguishment of debt	(39,015)	39,015	-	-	-	-	-	-
Closing costs - completed acquisition	22	(22)	-	-	-	-	-	-
	(34,540)	38,220	38	-	2	336	-	4,056

Adjusted FFO available to common stockholders	$21,231	$(1,429)	$7,652	$(54)	$1,712	$4,807	$(2,300)	$31,619

FFO available to common stockholders per diluted share	$0.52							$0.26

Adjusted FFO available to common stockholders per diluted share	$0.20							$0.29

Basic weighted average shares outstanding	107,266							107,266
Shares associated with unvested restricted stock awards	441							441
Diluted weighted average shares outstanding (9)	107,707							107,707

(1)          Actual represents the Company’s ownership results for the 31 hotels owned by the Company as of December 31, 2010.  In accordance with the December 31, 2011 presentation, 29 hotels are classified as held for investment and two have been reclassified as discontinued operations.

(2)          Discontinued Operations includes the Mass Mutual eight hotels that were disposed by deed in lieu in Q4 2010.  It also includes the operations for the Royal Palm Miami Beach, the Eugene Valley River Inn and the Salt Lake City commercial laundry facility that were sold in 2011.

(3)          Acquisition: Doubletree Guest Suites Times Square represents prior ownership results for the joint venture which was acquired by the Company on January 14, 2011, adjusted for the Company’s pro forma interest and depreciation expense along with non-cash straightline lease expense.

(4)          Acquisition: BuyEfficient, LLC represents prior ownership results for the joint venture which was acquired by the Company on January 21, 2011, adjusted for the Company’s pro forma depreciation expense.

(5)          Acquisition: JW Marriott New Orleans represents prior ownership results for the hotel which was acquired by the Company on February 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense along with non-cash straightline lease expense.

(6)          Acquisition: Hilton San Diego Bayfront represents prior ownership results of the hotel which was acquired by the Company on April 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense plus non-cash straightline lease expense, along with its 25% non-controlling interest.

(7)          Equity Offering: Preferred Stock Series D represents the dividends paid on the 4,600,000 8% cumulative redeemable preferred shares issued on April 6, 2011 .

(8)          Pro Forma represents the Company’s ownership results and prior ownership results for the 32 comparable hotels held for investment as of December 31, 2011, as well as the effects of the Equity Offering completed in April 2011.

(9)          Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 40

Supplemental Financial Information – Unaudited February 21, 2012

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA
FY 2010

	Year Ended December 31, 2010
					Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:
		Held for	Reacquired	Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Pro
(Unaudited and in thousands except per share amounts)	Actual (1)	Investment (2)	Hotel (3)	Operations (4)	Suites Times Square (5)	LLC (6)	New Orleans (7)	Diego Bayfront (8)	Series D (9)	Forma (10)

Net income (loss)	$38,542	$2,229	$346	$(68,605)	$3,926	$3	$2,893	$3,643	$-	$(17,023)
Operations held for investment:
Depreciation and amortization	92,374	-	561	-	7,476	704	2,100	19,470	-	122,685
Amortization of lease intangibles	281	-	-	-	4,028	-	-	-	-	4,309
Interest expense	64,813	(1,053)	-	-	3,895	-	2,336	8,526	-	78,517
Interest expense - default rate	884	(884)	-	-	-	-	-	-	-	-
Amortization of deferred financing fees	1,585	(34)	-	-	-	-	-	900	-	2,451
Write-off of deferred financing fees	1,585	(123)	-	-	-	-	-	-	-	1,462
Loan penalties and fees	311	(135)	-	-	-	-	-	-	-	176
Non-cash interest related to discount on Senior Notes	996	-	-	-	-	-	-	-	-	996
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	-	-	(906)	-	(906)
Depreciation and amortization	-	-	-	-	-	-	-	(4,868)	-	(4,868)
Interest expense	-	-	-	-	-	-	-	(2,132)	-	(2,132)
Amortization of deferred financing fees	-	-	-	-	-	-	-	(225)	-	(225)
Unconsolidated joint ventures:
Depreciation and amortization	52	-	-	-	-	(52)	-	-	-	-
Discontinued operations:
Depreciation and amortization	8,558	-	-	(8,558)	-	-	-	-	-	-
Interest expense	9,283	-	-	(9,283)	-	-	-	-	-	-
Interest expense - default rate	7,071			(7,071)	-	-	-	-	-	-
Amortization of deferred financing fees	453	-	-	(453)	-	-	-	-	-	-
Loan penalties and fees	1,021	-	-	(1,021)	-	-	-	-	-	-
EBITDA	227,809	-	907	(94,991)	19,325	655	7,329	24,408	-	185,442

Operations held for investment:
Amortization of deferred stock compensation	3,942	-	-	-	-	32	-	-	-	3,974
Non-cash straightline lease expense	944	-	-	-	154	-	8	1,801	-	2,907
Loss on sale of assets	382	-	-	-	-	-	-	-	-	382
Impairment loss	1,943	-	-	-	-	-	-	-	-	1,943
Due diligence costs - abandoned project	959	-	-	-	-	-	-	-	-	959
Costs associated with CEO severance	2,242	-	-	-	-	-	-	-	-	2,242
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	-	-	(455)	-	(455)
Unconsolidated joint ventures:
Amortization of deferred stock compensation	32	-	-	-	-	(32)	-	-	-	-
Discontinued operations:
Gain on extinguishment of debt	(86,235)	-	-	86,235	-	-	-	-	-	-
Closing costs - completed acquisition	6,796			(6,796)	-	-	-	-	-	-
	(68,995)	-	-	79,439	154	-	8	1,346	-	11,952

Adjusted EBITDA	$158,814	$-	$907	$(15,552)	$19,479	$655	$7,337	$25,754	$-	$197,394

*Footnotes on following page

APPENDIX	Page 41

Supplemental Financial Information – Unaudited February 21, 2012

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO

FY 2010

	Year Ended December 31, 2010
					Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:
		Held for	Reacquired	Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Pro
(Unaudited and in thousands except per share amounts)	Actual (1)	Investment (2)	Hotel (3)	Operations (4)	Suites Times Square (5)	LLC (6)	New Orleans (7)	Diego Bayfront (8)	Series D (9)	Forma (10)

Net income (loss)	$38,542	$2,229	$346	$(68,605)	$3,926	$3	$2,893	$3,643	$-	$(17,023)
Preferred stock dividends	(20,652)	-	-	-	-	-	-	-	(9,200)	(29,852)
Operations held for investment:	-
Real estate depreciation and amortization	91,824	-	561	-	7,476	-	2,100	19,470	-	121,431
Real estate impairment loss	1,943	-	-	-	-	-	-	-	-	1,943
Amortization of lease intangibles	281	-	-	-	4,028	-	-	-	-	4,309
Loss on sale of assets	382	-	-	-	-	-	-	-	-	382
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	-	-	(906)	-	(906)
Real estate depreciation and amortization	-	-	-	-	-	-	-	(4,868)	-	(4,868)
Discontinued operations:
Real estate depreciation and amortization	8,558	-	-	(8,558)	-	-	-	-	-	-
FFO available to common stockholders	120,878	2,229	907	(77,163)	15,430	3	4,993	17,339	(9,200)	75,416

Operations held for investment:
Interest expense - default rate	884	(884)	-	-	-	-	-	-	-	-
Write-off of deferred financing fees	1,585	(123)	-	-	-	-	-	-	-	1,462
Loan penalties and fees	311	(135)	-	-	-	-	-	-	-	176
Non-cash straightline lease expense	944	-	-	-	154	-	8	1,801	-	2,907
Impairment loss	-	-	-	-	-	-	-	-	-	-
Closing costs - Royal Palm Miami Beach acquisition	-	-	-	-	-	-	-	-	-	-
Due diligence costs - abandoned project	959	-	-	-	-	-	-	-	-	959
Costs associated with CEO severance	2,242	-	-	-	-	-	-	-	-	2,242
Amortization of deferred stock compensation associated with CEO severance	1,074	-	-	-	-	-	-	-	-	1,074
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	-	-	(455)	-	(455)
Discontinued operations:
Interest expense - default rate	7,071			(7,071)	-	-	-	-	-	-
Loan penalties and fees	1,021	-	-	(1,021)	-	-	-	-	-	-
Gain on extinguishment of debt	(86,235)	-	-	86,235	-	-	-	-	-	-
Closing costs - completed acquisition	6,796	-	-	(6,796)	-	-	-	-	-	-
	(63,348)	(1,142)	-	71,347	154	-	8	1,346	-	8,365

Adjusted FFO available to common stockholders	$57,530	$1,087	$907	$(5,816)	$15,584	$3	$5,001	$18,685	$(9,200)	$83,781

FFO available to common stockholders per diluted share	$1.21									$0.75

Adjusted FFO available to common stockholders per diluted share	$0.57									$0.84

Basic weighted average shares outstanding	99,709									99,709
Shares associated with unvested restricted stock awards	390									390
Diluted weighted average shares outstanding (11)	100,099									100,099

(1) Actual represents the Company’s ownership results for the 31 hotels owned by the Company as of December 31, 2010.  In accordance with the December 31, 2011 presentation, 29 hotels are classified as held for investment and two have been reclassified as discontinued operations.

(2) Held for Investment includes only the interest and penalties associated with the three Mass Mutual hotels released on April 15, 2010. Hotel operations for these three hotels are included in the “Actual” column.

(3) Reacquired Hotel includes only the hotel operations and excludes interest and penalties associated with the Renaissance Westchester while it was in receivership prior to being reacquired by the Company on June 14, 2010.

(4) Discontinued Operations includes the W San Diego that was disposed by deed in lieu in Q3 2010, the Marriott Ontario Airport that was sold by the receiver in Q3 2010 and the Mass Mutual eight hotels that were disposed by deed in lieu in Q4 2010 along with  the ownership expenses of the Renaissance Westchester prior to June 14, 2010 when it was reacquired by the Company.  It also includes the operations for the Royal Palm Miami Beach, the Eugene Valley River Inn and the Salt Lake City commercial laundry facility which were sold in 2011.

(5) Acquisition: Doubletree Guest Suites Times Square represents prior ownership results for the joint venture which was acquired by the Company on January 14, 2011, adjusted for the Company’s pro forma interest and depreciation expense along with non-cash straighline lease expense.

(6) Acquisition: BuyEfficient, LLC represents prior ownership results for the joint venture which was acquired by the Company on January 21, 2011, adjusted for the Company’s pro forma depreciation expense.

(7) Acquisition: JW Marriott New Orleans represents prior ownership results for the hotel which was acquired by the Company on February 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense along with non-cash straightline lease expense.

(8) Acquisition: Hilton San Diego Bayfront represents prior ownership results of the hotel which was acquired by the Company on April 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense plus non-cash straighline lease expense, along with its 25% non-controlling interest.

(9) Equity Offering: Preferred Stock Series D represents the dividends paid on the 4,600,000 8% cumulative redeemable preferred shares issued on April 6, 2011 .

(10) Pro Forma represents the Company’s ownership results and prior ownership results for the 32 comparable hotels held for investment as of December 31, 2011, as well as the effects of the Equity Offering completed in April 2011.

(11) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 42

Supplemental Financial Information – Unaudited February 21, 2012

Property-Level EBITDA Reconciliation

Q4 2011

	Hotels sorted by number of rooms	For the Three Months Ended December 31, 2011
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$27,554	$398	$450	$5,663	$2,455	$8,966	32.5%
2	Renaissance Washington DC	21,969	2,953	-	1,904	1,967	6,824	31.1%
3	Renaissance Orlando at SeaWorld ®	14,216	365	-	1,951	1,166	3,482	24.5%
4	Kahler Grand	5,372	383	-	807	382	1,572	29.3%
5	Renaissance Harborplace	12,621	242	-	2,015	1,320	3,577	28.3%
6	Renaissance Los Angeles Airport	6,566	311	-	735	-	1,046	15.9%
7	JW Marriott New Orleans	9,209	217	1	1,784	587	2,589	28.1%
8	Hilton North Houston	5,294	(625)	-	944	485	804	15.2%
9	Marriott Quincy	8,656	1,100	-	1,220	-	2,320	26.8%
10	Doubletree Guest Suites Times Square (1)	20,522	3,439	1,004	2,131	2,401	8,975	43.7%
11	Hilton Times Square	15,618	2,219	270	2,363	1,257	6,109	39.1%
12	Fairmont Newport Beach	5,336	(924)	-	1,351	-	427	8.0%
13	Marriott Boston Long Wharf	13,242	(297)	-	2,148	2,513	4,364	33.0%
14	Hyatt Regency Newport Beach	6,002	30	-	657	-	687	11.4%
15	Marriott Tysons Corner	7,130	933	-	812	617	2,362	33.1%
16	Marriott Houston	3,048	(625)	-	562	316	253	8.3%
17	Renaissance Long Beach	5,467	131	-	610	418	1,159	21.2%
18	Embassy Suites Chicago	5,841	(509)	-	874	1,064	1,429	24.5%
19	Marriott Troy	5,503	310	-	586	484	1,380	25.1%
20	Renaissance Westchester	6,127	396	-	375	-	771	12.6%
21	Embassy Suites La Jolla	4,047	(460)	-	900	1,152	1,592	39.3%
22	Marriott Philadelphia	6,030	723	-	468	375	1,566	26.0%
23	Marriott Del Mar	4,902	(132)	7	378	694	947	19.3%
24	Kahler Inn & Suites	1,859	402	-	344	-	746	40.1%
25	Hilton Del Mar	2,482	(314)	-	385	344	415	16.7%
26	Marriott Portland	2,983	814	-	290	-	1,104	37.0%
27	Doubletree Guest Suites Minneapolis	2,075	58	-	352	239	649	31.3%
28	Marriott Rochester	3,083	489	-	556	-	1,045	33.9%
29	Sheraton Cerritos	2,774	331	-	425	-	756	27.3%
30	Marriott Park City	1,665	(427)	-	342	207	122	7.3%
31	Courtyard by Marriott Los Angeles	2,315	156	-	306	-	462	20.0%
32	Residence Inn by Marriott Rochester	854	253	-	126	-	379	44.4%

	Total Comparable Portfolio	240,362	12,340	1,732	34,364	20,443	68,879	28.7%

	Prior Ownership Results	-	-	-	-	-	-	-

	Total Actual Portfolio	$240,362	$12,340	$1,732	$34,364	$20,443	$68,879	28.7%

	*Footnotes on page 45.

APPENDIX	Page 43

Supplemental Financial Information – Unaudited February 21, 2012

Property-Level EBITDA Reconciliation

Q4 2010

	Hotels sorted by number of rooms	For the Three Months Ended December 31, 2010
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (4)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$26,134	$1,095	$449	$4,867	$2,335	$8,746	33.5%
2	Renaissance Washington DC	21,034	2,686	-	1,828	1,994	6,508	30.9%
3	Renaissance Orlando at SeaWorld ®	13,872	350	-	1,808	1,191	3,349	24.1%
4	Kahler Grand	5,851	302	-	690	391	1,383	23.6%
5	Renaissance Harborplace	13,598	1,064	-	1,994	1,401	4,459	32.8%
6	Renaissance Los Angeles Airport	6,190	(52)	-	711	-	659	10.6%
7	JW Marriott New Orleans	8,489	1,185	2	525	581	2,293	27.0%
8	Hilton North Houston	4,412	(440)	-	839	491	890	20.2%
9	Marriott Quincy	8,396	1,060	-	1,064	-	2,124	25.3%
10	Doubletree Guest Suites Times Square (1)	19,769	4,738	1,045	1,869	970	8,622	43.6%
11	Hilton Times Square	13,729	879	269	2,317	1,405	4,870	35.5%
12	Fairmont Newport Beach	5,321	(856)	-	1,376	-	520	9.8%
13	Marriott Boston Long Wharf	12,747	(634)	-	1,952	2,513	3,831	30.1%
14	Hyatt Regency Newport Beach	5,673	(344)	-	679	-	335	5.9%
15	Marriott Tysons Corner	6,506	680	-	699	632	2,011	30.9%
16	Marriott Houston	2,531	(594)	-	411	325	142	5.6%
17	Renaissance Long Beach	5,697	412	-	601	428	1,441	25.3%
18	Embassy Suites Chicago	4,982	1,413	-	701	1,076	3,190	64.0%
19	Marriott Troy	4,862	(2)	-	563	496	1,057	21.7%
20	Renaissance Westchester	5,774	493	-	294	-	787	13.6%
21	Embassy Suites La Jolla	3,610	(950)	-	956	1,158	1,164	32.2%
22	Marriott Philadelphia	5,462	433	-	450	384	1,267	23.2%
23	Marriott Del Mar	4,774	(307)	(8)	394	701	780	16.3%
24	Kahler Inn & Suites	1,706	320	-	231	-	551	32.3%
25	Hilton Del Mar	2,377	(495)	-	365	353	223	9.4%
26	Marriott Portland	2,631	534	-	276	-	810	30.8%
27	Doubletree Guest Suites Minneapolis	1,878	1	-	201	245	447	23.8%
28	Marriott Rochester	3,067	411	-	457	-	868	28.3%
29	Sheraton Cerritos	2,774	329	-	355	-	684	24.7%
30	Marriott Park City	1,376	(566)	-	285	212	(69)	-5.0%
31	Courtyard by Marriott Los Angeles	1,990	243	-	175	-	418	21.0%
32	Residence Inn by Marriott Rochester	882	230	-	140	-	370	42.0%

	Total Comparable Portfolio (3)	228,094	13,618	1,757	30,073	19,282	64,730	28.4%

	Prior Ownership Results (3)
	Hilton San Diego Bayfront (1)	26,134	1,095	449	4,867	2,335	8,746	33.5%
	JW Marriott New Orleans	8,489	1,185	2	525	581	2,293	27.0%
	Doubletree Guest Suites Times Square (1)	19,769	4,738	1,045	1,869	970	8,622	43.6%

	Total Actual Portfolio	$173,702	$6,600	$261	$22,812	$15,396	$45,069	25.9%

	*Footnotes on page 45.

APPENDIX	Page 44

Supplemental Financial Information – Unaudited February 21, 2012

Property-Level EBITDA Reconciliation

Q4 2011/2010

(1)  Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.

(2)  Other Adjustments for the three months ended December 31, 2011 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square, JW Marriott New Orleans and Marriott Del Mar; and a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)  Total Comparable Portfolio for the three months ended December 31, 2010 includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(4)  Other Adjustments for the three months ended December 31, 2010 include: a total of $1.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square, JW Marriott New Orleans and Marriott Del Mar; and a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

APPENDIX	Page 45

Supplemental Financial Information – Unaudited February 21, 2012

Property-Level EBITDA Reconciliation

FY 2011

	Hotels sorted by number of rooms	For the Year Ended December 31, 2011
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (3)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (2)	$112,144	$4,257	$1,799	$21,840	$9,595	$37,491	33.4%
2	Renaissance Washington DC	71,384	6,207	-	7,532	7,909	21,648	30.3%
3	Renaissance Orlando at SeaWorld ®	48,273	(186)	-	7,608	4,663	12,085	25.0%
4	Kahler Grand	23,534	2,419	-	3,138	1,528	7,085	30.1%
5	Renaissance Harborplace	40,582	(2,570)	-	8,043	5,327	10,800	26.6%
6	Renaissance Los Angeles Airport	22,360	775	-	2,885	-	3,660	16.4%
7	JW Marriott New Orleans	29,745	(2,136)	4	6,484	4,266	8,618	29.0%
8	Hilton North Houston	19,394	(2,119)	-	3,467	1,934	3,282	16.9%
9	Marriott Quincy	25,740	1,364	-	4,625	-	5,989	23.3%
10	Doubletree Guest Suites Times Square (2)	65,993	5,285	4,020	8,311	5,323	22,939	34.8%
11	Hilton Times Square	51,782	128	1,160	8,959	5,000	15,247	29.4%
12	Fairmont Newport Beach	24,179	(1,436)	-	5,459	-	4,023	16.6%
13	Marriott Boston Long Wharf	41,393	(5,047)	-	8,087	9,972	13,012	31.4%
14	Hyatt Regency Newport Beach	28,877	2,478	-	2,674	-	5,152	17.8%
15	Marriott Tysons Corner	22,419	1,512	-	3,070	2,470	7,052	31.5%
16	Marriott Houston	12,485	(1,616)	-	2,050	1,267	1,701	13.6%
17	Renaissance Long Beach	19,283	461	-	2,421	1,674	4,556	23.6%
18	Embassy Suites Chicago	22,887	439	-	3,439	4,249	8,127	35.5%
19	Marriott Troy	16,218	(730)	-	2,300	1,936	3,506	21.6%
20	Renaissance Westchester	18,964	489	-	1,312	-	1,801	9.5%
21	Embassy Suites La Jolla	18,135	(805)	-	3,662	4,624	7,481	41.3%
22	Marriott Philadelphia	18,499	908	-	1,833	1,501	4,242	22.9%
23	Marriott Del Mar	16,896	(867)	30	1,477	2,768	3,408	20.2%
24	Kahler Inn & Suites	7,308	1,624	-	1,192	-	2,816	38.5%
25	Hilton Del Mar	12,002	(42)	-	1,485	1,379	2,822	23.5%
26	Marriott Portland	12,150	3,511	-	1,144	-	4,655	38.3%
27	Doubletree Guest Suites Minneapolis	8,373	355	-	1,234	958	2,547	30.4%
28	Marriott Rochester	11,875	1,820	-	2,108	-	3,928	33.1%
29	Sheraton Cerritos	10,422	730	-	1,639	-	2,369	22.7%
30	Marriott Park City	9,217	(56)	-	1,280	831	2,055	22.3%
31	Courtyard by Marriott Los Angeles	8,898	1,158	-	1,023	-	2,181	24.5%
32	Residence Inn by Marriott Rochester	3,719	1,140	-	527	-	1,667	44.8%

	Total Comparable Portfolio (1)	855,130	19,450	7,013	132,308	79,174	237,945	27.8%

	Prior Ownership Results (1)
	Hilton San Diego Bayfront (2)	33,939	2,986	380	5,785	2,583	11,734	34.6%
	JW Marriott New Orleans	3,277	174	1	262	287	724	22.1%
	Doubletree Guest Suites Times Square (2)	1,560	(458)	145	261	138	86	5.5%

	Total Actual Portfolio	$816,354	$16,748	$6,487	$126,000	$76,166	$225,401	27.6%

	*Footnotes on page 48.

APPENDIX	Page 46

Supplemental Financial Information – Unaudited February 21, 2012

Property-Level EBITDA Reconciliation

FY 2010

	Hotels sorted by number of rooms	For the Year Ended December 31, 2010
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (5)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (2)	$100,372	$3,643	$1,801	$19,470	$9,426	$34,340	34.2%
2	Renaissance Washington DC	67,509	4,002	-	7,401	8,015	19,418	28.8%
3	Renaissance Orlando at SeaWorld ®	47,764	231	-	7,364	4,763	12,358	25.9%
4	Kahler Grand	22,950	1,478	20	2,734	1,565	5,797	25.3%
5	Renaissance Harborplace	41,620	(2,194)	-	8,118	5,558	11,482	27.6%
6	Renaissance Los Angeles Airport	20,249	(418)	-	2,821	-	2,403	11.9%
7	JW Marriott New Orleans	27,997	2,893	8	2,100	2,336	7,337	26.2%
8	Hilton North Houston	20,518	(1,390)	18	3,462	1,960	4,050	19.7%
9	Marriott Quincy	25,096	1,294	-	4,179	-	5,473	21.8%
10	Doubletree Guest Suites Times Square (2)	60,152	3,926	4,182	7,476	3,895	19,479	32.4%
11	Hilton Times Square	46,818	(2,724)	1,203	9,259	5,164	12,902	27.6%
12	Fairmont Newport Beach	23,289	(1,949)	-	5,601	-	3,652	15.7%
13	Marriott Boston Long Wharf	41,824	(4,193)	-	7,761	9,972	13,540	32.4%
14	Hyatt Regency Newport Beach	27,307	1,774	-	2,744	-	4,518	16.5%
15	Marriott Tysons Corner	21,188	1,184	-	2,809	2,529	6,522	30.8%
16	Marriott Houston	11,361	(1,647)	14	1,645	1,298	1,310	11.5%
17	Renaissance Long Beach	18,447	181	-	2,472	1,713	4,366	23.7%
18	Embassy Suites Chicago	20,214	437	38	2,753	4,275	7,503	37.1%
19	Marriott Troy	15,399	(1,539)	-	2,268	1,983	2,712	17.6%
20	Renaissance Westchester	18,256	760	-	1,200	-	1,960	10.7%
21	Embassy Suites La Jolla	17,024	(1,641)	-	3,772	4,630	6,761	39.7%
22	Marriott Philadelphia	17,061	101	-	1,804	1,537	3,442	20.2%
23	Marriott Del Mar	16,070	(1,507)	27	1,569	2,783	2,872	17.9%
24	Kahler Inn & Suites	6,901	649	6	899	843	2,397	34.7%
25	Hilton Del Mar	11,519	(621)	76	1,474	1,412	2,341	20.3%
26	Marriott Portland	11,333	2,467	11	1,231	-	3,709	32.7%
27	Doubletree Guest Suites Minneapolis	7,651	253	3	828	981	2,065	27.0%
28	Marriott Rochester	12,519	726	7	1,801	1,385	3,919	31.3%
29	Sheraton Cerritos	10,253	752	13	1,453	-	2,218	21.6%
30	Marriott Park City	8,352	(378)	12	1,089	851	1,574	18.8%
31	Courtyard by Marriott Los Angeles	8,401	1,347	6	704	1	2,058	24.5%
32	Residence Inn by Marriott Rochester	3,454	959	3	551	-	1,513	43.8%

	Total Comparable Portfolio (4)	808,868	8,856	7,448	120,812	78,875	215,991	26.7%

	Prior Ownership Results (4)
	Hilton San Diego Bayfront (2)	100,372	3,643	1,801	19,470	9,426	34,340	34.2%
	JW Marriott New Orleans	27,997	2,893	8	2,100	2,336	7,337	26.2%
	Doubletree Guest Suites Times Square (2)	60,152	3,926	4,182	7,476	3,895	19,479	32.4%
	Renaissance Westchester	8,285	346	-	561	-	907	10.9%

	Total Actual Portfolio	$612,062	$(1,952)	$1,457	$91,205	$63,218	$153,928	25.1%

	*Footnotes on page 48.

APPENDIX	Page 47

Supplemental Financial Information – Unaudited February 21, 2012

Property-Level EBITDA Reconciliation

FY 2011/2010

(1)

Total Comparable Portfolio for the year ended December 31, 2011 includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(2)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(3)

Other Adjustments for the year ended December 31, 2011 include: a total of $0.1 million in management company transition costs at the Hilton Times Square; a total of $4.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square, JW Marriott New Orleans and Marriott Del Mar; and a total of $2.8 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(4)

Total Comparable Portfolio for the year ended December 31, 2010 includes prior ownership results for the Renaissance Westchester while it was held in receivership prior to the Company’s reacquisition of the hotel on June 14, 2010, the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(5)

Other Adjustments for the year ended December 31, 2010 include: a total of $0.2 million in management transition costs at the Courtyard by Marriott Los Angeles, Doubletree Guest Suites Minneapolis, Embassy Suites Chicago, Hilton Del Mar, Hilton North Houston, Hilton Times Square, Kahler Inn & Suites, Kahler Grand, Marriott Houston, Marriott Park City, Marriott Portland, Marriott Rochester, Residence Inn by Marriott Rochester and Sheraton Cerritos; a total of $4.3 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and Marriott Del Mar; and $2.9 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

APPENDIX	Page 48